

OCTOBER 2020

Company disclosure statement

As a publicly traded company, Rekor Systems, Inc. (Nasdaq: REKR) is required to disclose the information below.

This presentation includes statements concerning Rekor Systems, Inc. and its future expectations, plans and prospects that constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. For this purpose, any statements that are not statements of historical fact may be deemed to be forward-looking statements. In some cases, you can identify forward-looking statements by terms such as "may", "should", "expects", "plans", "anticipates", "could", "intends", "target", "projects", "contemplates", "believes", "estimates", "predicts", "potential", or "continue", by the negative of these terms or by other similar expressions.

All forward-looking statements contained in this presentation speak only as of the date on which they were made and are based on management's assumptions and estimates as of such date. We do not undertake any obligation to publicly update any forward-looking statement, whether as a result of the receipt of new information, the occurrence of future events, or otherwise.

AI driven decisions

Rekor is driven to provide faster, real-time intelligence enabling informed decisions with better outcomes.



Sectors we serve

Rekor enhances capabilities in commercial and government sectors with actionable, real-time insights.

COMMERCIAL


CUSTOMER
EXPERIENCE


OPERATIONAL
EFFICIENCIES

GOVERNMENT


PUBLIC
SAFETY


ROADWAY
INTELLIGENCE

Rekor company overview

Rekor has proven success delivering innovative technology to global clients in the commercial and government sectors to enable faster, better and more informed decisions.


Service
HYUNDAI

HISTORICAL SUCCESS

Rekor has successfully supported hundreds of organizations in achieving their goals. Rekor's AI-technology has allowed companies like Hyundai to develop innovative solutions, such as checking a vehicle's recall status via the owner's phone.


White Castle
mastercard

BETTER TECHNOLOGY

Rekor's AI-driven hardware and software provides unparalleled performance and results. Mastercard has partnered with Rekor to enhance the drive-thru and curbside pickup experience at quick service restaurants such as White Castle.


MONTERREY
MÉXICO

GLOBAL FOOTPRINT

Rekor's technology operates in more than 70 countries on over 8,600 lanes of traffic. Monterrey, Mexico uses Rekor at more than 1,000 locations city-wide to increase the safety of citizens and improve operational efficiencies.

Organizations using Rekor AI

Our technology empowers influential businesses, cities, and departments to effectively deal with evolving needs.

NOKIA

White Castle

mastercard.

NVIDIA.

HYUNDAI

UNC GREENSBORO

CALIFORNIA STATE UNIVERSITY FULLERTON

MT. JULIET Tennessee

U.S. DEPT OF DEFENSE

E470

HARTFORD CONNECTICUT



Go-to-Market Strategy: eCommerce

eCommerce is a key channel in Rekor's go-to-market strategy to reach a global customer base with frictionless transactions.

SaaS: www.OpenALPR.com

Product Offerings

- 10 subscription software services

Transaction Experience

- Frictionless, self-service sign-up

Customer Base

- Customers in 56 countries

Go-to-Market Strategy: Partnerships

Rekor leverages both strategic and reseller partnerships to bolster its technology offerings and broaden its customer acquisition efforts.


STRATEGIC PARTNERSHIPS

OEM Integrations
- High profile partnerships

Specialized Offerings
- Increased speed to market

Competitive Advantage
- Differentiation and unique market position


RESELLER PARTNERS

Accelerate Sales
- Exploit existing client relationships and contract vehicles

Industry Expertise
- Enhance credibility and hone product portfolio

Expanded Reach
- Entryway to strategic territories and emerging markets

SINGLE SYSTEM. MULTIPLE MISSIONS.



Rekor One is a single source for roadway intelligence. It provides actionable data that helps cities, counties and states improve infrastructure, increase safety and generate revenue.

INFRASTRUCTURE

- Traffic flow & congestion monitoring
- Vehicle emissions data
- Tonnage calculations
- Infrastructure improvement studies

SAFETY

- Law enforcement license plate & vehicle recognition
- Unsafe speed & hazardous object detection
- AMBER & Silver alerting

REVENUE

- Congestion pricing
- Licensing & registration compliance
- Parking management & scofflaw enforcement
- Uninsured Vehicle Enforcement Diversion Programs (UVED)

Rekor's intellectual property

Rekor's differentiated technologies distinguish us from the competition.
To protect that differentiation, we use a combination of Trade Secrets and Patents.

Hierarchical Processing Methodology

Distributed Evidence-driven Transfer Management

Advanced "Holistic Signature" Based Search

Privacy Filtering for Intelligent Repurposing of Data

Policy Driven Retention

Internal Battery Packaging System for Pole Mounts

Unrivaled privacy and security

Rekor uses industry leading security technologies to protect license plate and personal data from unauthorized access or use.

DATABASE SECURITY

Data is stored in secure databases where only authorized system admins have access

DATA ACCESS

Data is accessible 24/7 until it is purged after 5 or 60 days, depending on subscription plan

DATA PRIVACY

Data is only used to provide our services; we do not share Personally Identifiable Information (PII)

DATA ENCRYPTION

End-to-end encryption, using AES-256 algorithm to encrypt data at-rest and SSL/TLS encryption during transport

CJIS COMPLIANCE

Hosted on AWS GovCloud, we offer an optional CJIS compliant platform to handle info securely

PAYMENT ENCRYPTION

Credit card information is never stored, and we utilize a certified PCI Service Provider Level 1 merchant



A highly experienced team



Robert A. Berman
President, CEO, Chairman of the Board

Since 2000, Mr. Berman has served as GP of Avon Road Partners, invested in technology, real estate, broadcast media and gaming industries.



Eyal Hen
Chief Financial Officer

Mr. Hen has more than 16 years experience as a global finance and business management executive in corporate environments.



Rod Hillman
Chief Operating Officer

From 2013 to 2019, Mr. Hillman served as President and COO of Brekford Traffic Safety.



Chris Kadoch
Chief Technology Officer

Mr. Kadoch served for 12 years as VP and Chief Scientist at L3 Communications, was CTO of an APAC AI/video analytics company and provided strategic guidance into Axon Enterprises.



Matt Hill
Chief Science Officer

From 2015 to 2019, Mr. Hill led OpenALPR Technology, which he founded.



Susan Crandall
Chief Marketing Officer

Ms. Crandall brings two decades of business experience in the data and technology field, holding leadership roles at Motorola Solutions, Vigilant Solutions and LexisNexis.



Scott Rutherford
Chief Innovation Officer

Mr. Rutherford founded Pelican Mobile in 1996 and helped guide transformations at Brekford Traffic Safety and Rekor.



Riaz Latifullah
Executive Vice President
Corporate Development

Mr. Latifullah brings to Rekor decades of senior strategic, financial and operational experiences working with organizations ranging from start-ups to a $1B+ enterprise.



Charlie Degliomini
Executive Vice President
Gov't Relations & Corporate Comms

Mr. Degliomini formerly served as Named Executive Officer for the NASDAQ Global Market traded Empire Resorts.

REKOR.AI

NASDAQ: REKR

OCTOBER 2020